UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2013

CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-35870	90-0947148
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1233 O. G. Skinner Drive, West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (706) 645-1391

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

On May 15, 2013, Charter Financial Corporation (the “Company”), the holding company of CharterBank, will participate in the Gulf South 2013 Bank Conference (the “Conference”).  The Company’s Investor Presentation attached hereto as Exhibit 99.1 will be made available to investors at the Conference.  A copy of the Company’s Investor Presentation will also be posted in the Investor Relations section of the Company’s website at www.charterbank.net.

Item 9.01.      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Charter Financial Corporation Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION (Registrant)

Date: May 10, 2013	By:	/s/ Curtis R. Kollar
Curtis R. Kollar Senior Vice President and Chief Financial Officer